GAM FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 10, 2003

                   TO THE PROSPECTUS DATED APRIL 30, 2002 and
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2002

Please be advised that from March 31, 2003, you will no longer have the ability to exchange shares of the GAM Funds, Inc. for shares of funds for which UBS Global Asset Management (US) Inc. or one of its affiliates serves as principal underwriter ("UBS Family Funds"). This change will not affect your ability to exchange shares between the various series of the GAM Funds, Inc.

Therefore, applicable references in the Prospectus and Statement of Additional Information to a shareholders ability to exchange shares from the GAM Funds, Inc. to the UBS Family Funds are conditioned upon such exchanges occurring on or before March 31, 2003.

In connection with this change, the Prospectus is amended as follows:

On page 61, the paragraph beginning "HOW TO EXCHANGE SHARES" is deleted in its entirety and replaced with the following:

You may exchange shares of Class A, Class B, Class C or Class D of any Fund for shares of the same class of another GAM Fund (including the GAM Money Market Account). Generally, you will not pay any sales charge when making exchanges of shares for which an applicable sales charge has been paid. Exchanges may be done by phone or fax, or by mail. The GAM Money Market Account is an open-ended investment management company not offered through this Prospectus. For a free prospectus on the GAM Money Market Account, contact your advisor or call 800-426-4685.

On page 58, the fifth bullet point under the heading "CDSC WAIVER (continued from pg. 55)" is deleted in its entirety and replaced with the following:

     o For exchanges between same share classes of other GAM Funds.

Also, please be advised that as of January 1, 2003, purchases of Class B and Class Y shares of each of the series of the GAM Funds, Inc. have been suspended by GAM Services, Inc, the distributor to the GAM Funds, Inc. Therefore, applicable references to the offer of Class B and Class Y shares in the Prospectus and Statement of Additional Information are deleted.

The Statement of Additional Information is hereby amended to be consistent with this Supplement.


The information contained in this Supplement supersedes any contrary information contained in the Funds' Prospectus or Statement of Additional Information and should be read in conjunction with the Supplements dated October 15, 2002, and November 21, 2002. Please be sure to retain all Supplements with your Prospectus.


Supplement dated:  January 10, 2003